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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):   March 30, 2001



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------

                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                  0-24260                              11-3131700
                  --------                             ----------
          (Commission File Number)          (I.R.S. Employer Identification No.)


               11100 Mead Road, Suite 300, Baton Rouge, LA 70816
               -------------------------------------------------
                    (Address of principal executive offices
                               including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

                  On April 9, 2001, Amedisys, Inc., "the Company" issued a press release attached hereto as Exhibit 99.1 to announce that it has purchased seven home health care agencies in Alabama.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibit
                 No.                                                        Page

                99.1(i)     Press Release dated April 9, 2001
                            announcing purchase of seven home
                            health care locations in Alabama............... A-1

                    (i)     Filed herewith.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:   /s/ John M. Joffrion
   ----------------------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: April 9, 2001



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION                                    PAGE
-------        -----------                                    ----
99.1(i)        Press Release dated April 9, 2001
               announcing purchase of seven home
               health care locations in Alabama............... A-1

    (i)        Filed herewith.